UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2011

REVA MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5751 Copley Drive, Suite B, San Diego, CA	92111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 966-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 5, 2011, a representative of REVA Medical, Inc. (“REVA”) will make a presentation at the American College of Cardiology’s (“ACC”) 60th Annual Scientific Session and i2 Summit 2011, to be held in New Orleans, Louisiana, USA. The presentation materials to be delivered at the conference are attached hereto as Exhibit 99.1. A copy of the slides has also been posted under the Investor Relations section of REVA’s website, www.revamedical.com.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, this information, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Cautionary Statements

This Current Report on Form 8-K and the presentation include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could impair REVA’s operating performance or developments, include without limitation, expectations with respect to regulatory submissions and approvals, expectations with respect to clinical trials, including enrollment in or completion of clinical trials, expectations with respect to the integrity or capabilities of REVA’s intellectual property position, REVA’s ability to commercialize existing products, REVA’s ability to develop and commercialize new products, and REVA’s estimates regarding capital requirements and financial performance, including profitability. More detailed information about REVA’s risks are disclosed in the “Risk Factors” section contained in REVA’s final prospectus filed pursuant to Rule 424(b)(4) of the Securities Act of 1933, as amended, and other periodic reports filed with the Securities and Exchange Commission. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	American College of Cardiology and i2 Summit 2011 Conference Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: April 4, 2011

/s/ Katrina Thompson
Katrina Thompson
Chief Financial Officer
(principal financial and
accounting officer)

Index to Exhibits

Exhibit Number	Description of Exhibits
99.1	American College of Cardiology and i2 Summit 2011 Conference Presentation